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               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 2000

                 WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND

The following information replaces certain information in "Meet the Managers":

Vincent J. McBride has joined Scott T. Lewis as Co-Portfolio Manager of the Fund. Mr. McBride has served as Co-Portfolio Manager of the Warburg Pincus Emerging Markets Fund and currently serves as Co-Portfolio Manager of the Warburg Pincus International Equity Fund and Associate Portfolio Manager of the Warburg Pincus Major Foreign Markets Fund. Mr. McBride joined Credit Suisse Asset Management, LLC ("CSAM") in 1999 as a result of Credit Suisse Group's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus"), which he joined in 1994. Mr. McBride, a Director of CSAM, previously was an international equity analyst with Smith Barney Inc. from 1993 to 1994.

Mr. Lewis also serves as Portfolio Manager with respect to the equity portion of the Warburg Pincus Balanced Fund and Co-Portfolio Manager of the Warburg Pincus Value Fund. Mr. Lewis joined CSAM as a Managing Director in 1999 as a result of Credit Suisse Group's acquisition of Warburg Pincus, which he joined in 1986.

Richard Watt, a Portfolio Manager of the Warburg Pincus Emerging Markets II Fund, member of the CSAM International Equity Management Team and Managing Director CSAM, is leaving his position as Co-Portfolio Manager of the Fund to devote more time to the emerging markets area.

Dated: February 8, 2000                                            WPEGT-16-0200